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                                                                [Conformed copy]


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                         March 19, 2002 (March 19, 2002)
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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                   1-9076                  13-3295276
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   (State or other jurisdiction     (Commission              (IRS Employer
        of incorporation)           File Number)           Identification No.)



                 300 Tower Parkway, Lincolnshire, Illinois 60069
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               (Address of principal executive offices) (Zip Code)



   Registrant's telephone number, including area code        (847) 484-4400
                                                        ----------------------


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             20. Press release of Registrant dated March 19, 2002.

             99. Investor Brochure dated March 19, 2002.


Item 9.  Regulation FD Disclosure.

         Registrant's press release dated March 19, 2002 is furnished herewith as Exhibit 20 and is incorporated herein by reference.

         On March 19, 2002, the Registrant will begin distribution of the investor brochure attached as Exhibit 99 relating to the Registrant and its business.


                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             FORTUNE BRANDS, INC.
                                             ---------------------
                                                      (Registrant)



                                             By   /s/ Mark A. Roche
                                                 -------------------------------
                                                 Mark A. Roche
                                                 Senior Vice President,
                                                   General Counsel and Secretary


Date:  March 19, 2002


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                                  EXHIBIT INDEX



                                                                  Sequentially
Exhibit                                                           Numbered Page
-------                                                           -------------

20. Press release of Registrant dated March 19, 2002.

99. Investor brochure of Registrant dated March 19, 2002.